                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934
                               (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Allmerica Securities Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                          Allmerica Securities Trust
              440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

                 NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 15, 1998

To the Shareholders:

     The Annual Meeting of the Shareholders (the "Meeting") of Allmerica Securities Trust (the "Trust" ) will be held at the offices of the Trust, 440 Lincoln Street, Worcester, Massachusetts 01653, Wednesday, April 15, 1998, at 9:00 a.m., local time, for the following purposes:

     1. To elect Trustees, each to serve until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified;

     2. To ratify or reject the selection by the Trustees of the firm of Price Waterhouse LLP as independent accountants of the Trust for the fiscal year ending December 31, 1998; and

     3. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

     Only shareholders of record at the close of business on February 25, 1998 will be entitled to notice of and to vote at the Meeting and any adjournment thereof.


                                       By order of the Trustees,



                                       GEORGE M. BOYD
                                       Secretary

March 6, 1998

                           ALLMERICA SECURITIES TRUST
               440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

                                 PROXY STATEMENT

                                                      March 6, 1998

                               GENERAL INFORMATION

     The enclosed proxy is solicited by and on behalf of the Trustees of Allmerica Securities Trust (the "Trust") to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Trust to be held at the offices of the Trust, 440 Lincoln Street, Worcester, MA 01653 on Wednesday, April 15, 1998 at 9:00 a.m., local time, for the purposes set forth in the accompanying Notice. Any Shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person, or by letter to the Secretary of the Trust. This solicitation is being made by use of the mails, but may also be made by telephone, telefax and personal interviews. The cost of preparing and mailing this Proxy Statement, Notice and Form of Proxy and any additional material which may hereafter be furnished in connection with the solicitation of the enclosed proxy will be paid by the Trust. The approximate date for mailing the Proxy Statement and Form of Proxy to all Shareholders is March 6, 1998.

     On February 25, 1998, the Trust had outstanding 8,592,306 shares. Each share is entitled to one vote and each fractional share to an equivalent fractional vote. Only Shareholders of record at the close of business on February 25, 1998 will be entitled to notice of and to vote at the Meeting.

     In the event that a quorum of Shareholders (30% of all shares issued and outstanding and entitled to vote at the Meeting) is not represented at the Meeting or at any adjournments thereof, or, even though a quorum is so represented, if sufficient votes in favor of the matters set forth in the Notice of Meeting are not received by April 15, 1998, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 90 days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the matters set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any such matters.

     The Trust's Annual Report for the fiscal year ended December 31, 1997, including financial statements, may be obtained, without charge, by calling Shareholder Services, The Bank of New York, 101 Barclay Street, New York, NY 10286, 1-800-432-8224.

     The Trust's investment adviser is Allmerica Asset Management, Inc. ("AAM"), an indirect wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"), a Delaware holding company for a group of affiliated companies, the largest of which is First Allmerica Financial Life Insurance Company ("First Allmerica"). The address of AAM, AFC and First Allmerica is 440 Lincoln Street, Worcester, MA 01653. First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, calculates net asset value per share, maintains general accounting records and performs certain administrative services for the Trust. Its address is 4400 Computer Drive, Westborough, MA 01581.

1.   ELECTION OF TRUSTEES

     The Board of Trustees ("Board") currently consists of nine members and there are nine nominees for re-election. The number of members of the Board has been fixed by the Board at ten. The Trust's Nominating Committee is currently considering candidates to fill the open position. It is expected that any replacement members who are elected to the Board by the Trustees will be presented for election by Shareholders at the Annual Meeting of the Trust in 1999. The Declaration of Trust provides that the Trust shall have a Board composed of not less than three nor more than fifteen Trustees to be elected by ballot by the Shareholders.

     Biographical data for the current Trustees of the Trust who have been nominated for re-election is set forth below. Information relating to the principal officers of the Trust is set forth under "Information Pertaining to Allmerica Financial Corporation." It is proposed at the Meeting to re-elect the persons listed below as Trustees, each to serve as such until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified. All are now Trustees and all have stated they would be willing to serve if re-elected. There are no arrangements between any Trustee and any other person pursuant to which he or she was or is to be selected as a Trustee.

                                                                                             Beneficial
                                                                                            Ownership of
Name and Age of Nominee as          Principal Occupation and                      Served      Shares as
     of 2/25/98                         Directorships(1)                          Since     of 2/25/98(2)
--------------------------       ---------------------------------------          ------    -------------
 Cynthia A. Hargadon (43)        President, Stable Value Investment                1997          1000
 Trustee, Member of the Fund     Association (investment trade group),
 Operations Committee and        and Senior Consultant, Johnson
 Investment Operations           Custom Strategies (investment services
 Committee                       firm), 1996 to Present; Senior Vice
                                 President and Chief Investment Officer, ICMA
                                 Retirement Corporation (investment adviser),
                                 1987-1996.

 Gordon Holmes (59)              Lecturer and Executive in Residence,              1991        100
 Trustee, Chairman of the        Boston University, 1997 to Present;
 Audit Committee and             Certified Public Accountant; Retired
 Member of the Fund              Partner, Tofias, Fleishman, Shapiro &
 Operations Committee            Co., P.C. (Accountants) 1976 - 1996.

*John P. Kavanaugh (43)          President, AAM since 1995; Vice                   1995        100
 Trustee and Vice President,     President, First Allmerica and
 Chairman of the Investment      Allmerica Financial Life Insurance and
 Operations Committee            Annuity Company ("Allmerica Financial Life").


 Bruce E. Langton (66)           Director, Competitive Technologies                1996        100
 Trustee, Member of the Audit    Inc. (technology transfer); Trustee,
 Committee, Investment           Bankers Trust institutional mutual
 Operations Committee and        funds; Member, Investment Committee,
 Nominating Committee            TWA Pilots Trust Annuity Plan;
                                 Member, Investment Committee,
                                 Unilever United States - Pension &
                                 Thriftplans.

*John F. O'Brien (54)            President, Chief Executive Officer                1989        2000
 Trustee, Chairman of the        and Director, First Allmerica;
 Board                           Director and Chairman of the Board,
                                 Allmerica  Financial Life; Director,
                                 ABIOMED, Inc. (medical devices);
                                 Director, Cabot Corporation (specialty
                                 chemicals); Director, TJX Corporation,
                                 Inc. (retail).

 Attiat F. Ott (62)              Professor of Economics and                        1982       500
 Trustee, Chairman of the        Director of the Institute for
 Fund Operations Committee       Economic Studies, Clark
 and Member of the Audit         University.
 Committee

 Paul D. Paganucci (66)          Director and Chairman, Ledyard                    1972      9949
 Trustee, Member of the          National Bank, since 1991;
 Audit Committee and the         Director, Filene's Basement, Inc.
 Nominating Committee            (retailing); Director, HRE
                                 Properties, Inc. (real estate
                                 investment firm); Director, IGI, Inc.
                                 (pharmaceuticals).

*Richard M. Reilly (59)          President, Allmerica Financial Life               1991      1000
 Trustee and President,          since 1995; Vice President, First
 Member of the Investment        Allmerica, and President, Allmerica
 Operations Committee            Investment Management Company, Inc.


----------

* Messrs. Kavanaugh, O'Brien and Reilly are "interested persons", as defined in the Investment Company Act of 1940 as amended (the "1940 Act"), of the Trust and of AFC because of their affiliations with AFC.

Ranne P. Warner (53)             President, Centros Properties,                    1991        100
Trustee, Chairman of the         USA; Owner, Ranne  P. Warner and
Nominating Committee,            Company; Director, Wainwright
Member of the Fund               Bank & Trust Co. (commercial bank).
Operations Committee and
Investment Operations
Committee


-------

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for the last five years. The business address of each person is 440 Lincoln Street, Worcester, Massachusetts 01653.

(2) On February 25, 1998, the Trustees and officers beneficially owned a total of 15,166 shares of the Trust, representing 0.18% of the then outstanding shares. The largest single beneficial holding of a Trustee was 9949 shares, representing 0.12% of the outstanding shares. First Allmerica owned 78,952 shares on February 25, 1998.

       The Trust's Board, which is currently composed of six non-interested Trustees and three interested Trustees, met four times during the fiscal year ended December 31, 1997. During the fiscal year ended December 31, 1997, Mr. O'Brien and Dr. Ott attended fewer than 75% of the aggregate of
       (i) the total number of meetings of the Board of Trustees and (ii) the total number of meetings held by all committees of the Board on which he or she served, if any. The Trustees received the following compensation during that year. No officer of the Trust received compensation from the Trust for serving in such capacity.


                                  COMPENSATION TABLE


                                                      Total Compensation from Trust
                                       Aggregate         and Fund Complex (which
Name of Person                        Compensation    included two other investment
 and Position                          from Trust      companies) Paid to Trustees
--------------                       --------------    ---------------------------
*  Russell E. Fuller,                     $190                    $6,000
   Former Trustee, Chairman of the
   Nominating Committee

** Cynthia A. Hargadon,                    642                     8,500
   Trustee, Member of the Fund
   Operations Committee and
   Investment Operations Committee

   Gordon Holmes,                          810                    13,375
   Trustee, Chairman of the Audit
   Committee and Member of
   the Fund Operations Committee


Bruce E. Langton,                                         823                                13,875
Trustee, Member of the Audit
Committee, Investment Operations
Committee and Nominating Committee

Attiat F. Ott,                                            842                                14,625
Trustee, Chairman of the Fund
Operations Committee and Member
of the Audit Committee

Paul D. Paganucci,                                      8,750                                 8,750
Trustee, Member of the Audit Committee and
the Nominating Committee

Ranne P. Warner,                                          855                                15,125
Trustee, Chairman of the
Nominating Committee, Member
of the Fund Operations Committee
and Investment Operations Committee

John P. Kavanaugh,                                       None                                  None
Trustee

John F. O'Brien,                                         None                                  None
Trustee

Richard M. Reilly,                                       None                                  None
Trustee

------

*      Mr. Fuller resigned from the Board effective May 13, 1997.

** Ms. Hargadon was elected by the Trustees on May 13, 1997 to fill a vacancy on the Board.

     The Trust has no retirement or pension plan for its Trustees. The Trust does not have a compensation committee; such matters are considered by the Trust's Nominating Committee.

     The Trust's Fund Operations Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently, Dr. Ott (Chairman), Ms. Hargadon, Mr. Holmes and Ms. Warner comprise the Committee. The Committee separately reviews and makes recommendations to the Trustees on a variety of matters, including the various contractual arrangements between the Trust and its investment adviser and transfer and shareholder servicing agent, proposals to continue or modify the terms of such agreements, and certain matters where there may be a possible conflict of interest between the interests of the Trust and AFC or its affiliates. During the fiscal year ended December 31, 1997, the Committee had one meeting relating to the Trust.

     The Trust's Audit Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently, Mr. Holmes (Chairman), Mr. Langton, Dr. Ott and Mr. Paganucci comprise the Committee. This Committee reviews and evaluates the audit function, including recommending to the Board the independent accountants to be selected for the Trust, review of all auditing procedures and arrangements and review of qualifications of key personnel performing audit work. During the fiscal year ended December 31, 1997, the Committee had two meetings.

     The Trust's Investment Operations Committee is composed of three Trustees who are not interested persons of the Trust, AFC or its affiliates, two Trustees who are interested persons and two non-Trustee participants. Currently, Mr. Kavanaugh (Chairman), Ms. Hargadon, Mr. Langton, Mr. Reilly and Ms. Warner are the Trustees who serve on the Committee. The non-Trustee participants are Donald
F. Speakman and Mark G. Steinberg. The Committee monitors investment adviser performance and analyzes Fund data. During the fiscal year ended December 31, 1997, the Committee had no meetings relating to the Trust.

     The Trust's Nominating Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently Ms. Warner (Chairman), Mr. Langton and Mr. Paganucci comprise the Committee. The Committee is charged with the duties of reviewing the composition and compensation of the Trustees, proposing additional non-interested Trustees for election to the Board and reviewing major personnel changes of the Trust. During the fiscal year ended December 31, 1997, the Committee had three meetings. The Nominating Committee will consider nominees recommended by Shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust.

     If any of the nominees for election as Trustees shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate in the discretion of the persons named as proxies therein, or their substitutes, present and acting at the Meeting, or the Trustees may reduce the size of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance.

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Trust's Trustees and officers, its investment adviser and certain affiliated persons of the investment adviser and persons who own more than ten percent of the Trust's shares to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These individuals are required by SEC regulations to furnish the Trust with copies of all Section 16(a) forms they file.

     To the Trust's knowledge, based solely on review of the copies of such reports furnished to the Trust and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, Trustees, greater than ten percent beneficial owners and other persons subject to Section 16(a) reporting were complied with during the fiscal year ended December 31, 1997.

Recommended Shareholder Action and Required Vote.

     The Trustees recommend that the Shareholders vote for each nominee. A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of the Trustees.

2.   RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
     ACCOUNTANTS

     Subject to ratification by a majority in interest of Shareholders represented at the Meeting, the firm of Price Waterhouse LLP was selected as independent accountants for the Trust for the fiscal year ending December 31, 1998 by a majority of the Trustees who are not "interested persons" of the Trust. Price Waterhouse LLP also serves as independent accountants for Allmerica Investment Trust and other affiliates of AFC, but has no relationship with any of them other than as independent accountants. During the fiscal year ended December 31, 1997, the audit services provided to the Trust by Price Waterhouse LLP included examination of financial statements, review of filings with the SEC and preparation of tax returns. No non-audit services were provided to the Trust.

     It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection of Price Waterhouse LLP under Section 32(a) of the 1940 Act as independent public accountants to certify every financial statement of the Trust required by any law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year ending December 31, 1998. Price Waterhouse LLP has no direct or material indirect interest in the Trust. Representatives of Price Waterhouse LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Recommended Shareholder Action and Required Vote.

     The Trustees recommend that the selection of Price Waterhouse LLP be ratified. A majority of the votes cast on the matter at the Meeting, in person or by proxy, is required for approval of this item.

3.   OTHER MATTERS AND DISCRETION OF PERSONS NAMED AS PROXIES

     While the Meeting is called to act upon any business that may properly come before it, at the date of this Proxy Statement the only business which management intends to present or knows that others will present is the business mentioned in the Notice of the Meeting. If any other matters lawfully come before the Meeting, and on all procedural matters at said Meeting, it is intended that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Meeting.


Date for Receipt of Shareholder Proposals.

     No proposals were submitted by Shareholders for presentation at the Meeting. Shareholder proposals which are intended to be presented at the Annual Meeting in 1999 must be received at the principal executive offices of the Trust, 440 Lincoln Street, Worcester, MA 01653, on or before November 1, 1998, for inclusion in the proxy statement and proxy related to such meeting.

           INFORMATION PERTAINING TO ALLMERICA FINANCIAL CORPORATION

     The following table lists the executive officers of the Trust, each of whom is an employee of AFC or its affiliates:

Name and Age of Officers as
       of 2/25/98                 Position with the Trust           Served Since
---------------------------       -----------------------           ------------

John F. O'Brien (54)            Chairman of the Board and Trustee        1989

Richard M. Reilly (59)          President and Trustee                    1991

John P. Kavanaugh (43)          Vice President and Trustee               1995

Thomas P. Cunningham (52)       Vice President and Treasurer             1996
                                (Principal Accounting Officer)

Lisa M. Coleman (38)            Vice President                           1994

Stephen W. Bright (43)          Vice President                           1997

William K. Fain (38)            Vice President                           1996

George M. Boyd (53)             Secretary                                1997

Messrs. O'Brien, Reilly, Kavanaugh and Fain have been employees of AFC or its affiliates for the last five years. Mr. Cunningham was Vice President, First Data Investor Services Group, Inc., 1995-1996, and Vice President, Fidelity Investments, 1992-1994; Ms. Coleman was Deputy Manager, Brown Brothers Harriman, 1989-1994; Mr. Bright was Client Relationship Manager, Connecticut Mutual, 1994-1995, and Investment Officer, Travelers, 1986-1994; and Mr. Boyd was Director, Mutual Fund Administration - Legal and Regulatory, Investors Bank & Trust Company, 1995-1996, and Vice President and Counsel, 440 Financial Group and First Data Investor Services Group, Inc., 1992-1995.

QUORUM AND METHOD OF TABULATION.

     Thirty percent (30%) of the shares entitled to vote, present in person or represented by proxy, constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as tellers for the Meeting.

     The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote for a nominee for election as a trustee or that reflect abstentions or "broker nonvotes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees and ratification of accountants, neither withholding authority to vote nor abstentions nor broker nonvotes have any effect on the outcome of the voting on the matter.

                     SHAREHOLDERS ARE URGED TO VOTE, SIGN
                      AND MAIL THEIR PROXIES IMMEDIATELY.



                                          John F. O'Brien
                                          Chairman



March 6, 1998
Worcester, MA

                          ALLMERICA SECURITIES TRUST
                                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

     The undersigned hereby appoints Richard M. Reilly, Thomas P. Cunningham and George M. Boyd, and each of them, attorneys and proxies of the undersigned, with full power of substitution, and does hereby request that the votes attributable to all of the undersigned's shares be cast as directed, with all powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Allmerica Securities Trust to be held at 440 Lincoln Street, Worcester, Massachusetts 01653, on Wednesday, April 15, 1998 at 9:00 a.m., local time, and at any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL PROPOSALS. A PROXY MARKED IN SUCH MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE SHALL BE DEEMED TO GRANT SUCH AUTHORITY.


Votes must be indicated
(x) in Black or Blue ink.   [x]


1.  ELECTION OF TRUSTEES   FOR all nominees [_]  WITHHOLD AUTHORITY to vote [_]
                           listed below.         for all nominees listed below.

   *EXCEPTIONS


      Nominees: Cynthia A. Hargadon, Gordon Holmes, John P. Kavanaugh, Bruce E.
                Langton, John F. O'Brien, Attiat F. Ott, Paul D. Paganucci, Richard M. Reilly and Ranne P. Warner.

      (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE BELOW.)

      *Exceptions
                 ---------------------------------------------------------------


2. PROPOSAL TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS.

     FOR  [_]        AGAINST   [_]       ABSTAIN   [_]

3. In their discretion, the named proxies are authorized to vote upon such other business as may properly come before the Meeting, or any adjournment thereof.



                             Please sign exactly as the name appears hereon. When signing as executor, administrator, attorney, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in partnership name by authorized person. If joint owners, each owner should sign. Note: the undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and revokes any proxy heretofore given with respect to the votes covered by this proxy.




                             Dated:                , 1998
                                   ----------------



                                 ------------------------------
                                        Signature


                                 ------------------------------
                                  Signature if held jointly



SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                          ALLMERICA SECURITIES TRUST
              440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653


                                                                   March 6, 1998


DEAR SHAREHOLDERS:

     Enclosed is a Notice of the Annual Meeting of Shareholders to be held on April 15, 1998, to consider the election of Trustees and the ratification of the selection of accountants.

     Your Trustees unanimously recommend that you vote for the proposals by marking, dating and signing the enclosed proxy and returning it promptly.


                                            Respectfully,

                                            /s/ John F. O'Brien

                                            JOHN F. O'BRIEN
                                            Chairman




NOTICE: IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.